UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2025

PAPAYA GROWTH OPPORTUNITY CORP. I

(Exact name of registrant as specified in its charter)

Delaware	001-41223	87-3071107
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3500 South Dupont Highway, Suite HX-102, Dover, DE	19901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (510) 214-3750

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value per share, and one-half of one redeemable warrant	PPYAU	OTC

Class A common stock, par value $0.0001 per share	PPYA	OTC

Warrants, each whole warrant exercisable for one share of Class A common stock	PPYAW	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

Amended Business Combination Agreement

As previously reported in its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on April 25, 2025, Papaya Growth Opportunity Corp. I, a Delaware corporation (“SPAC”), entered into a business combination agreement (as it may be amended or restated from time to time, the “Business Combination Agreement”) on April 21, 2025, with Forbes & Manhattan Resources Inc., a company incorporated under the laws of the Province of Ontario, Canada (“F&M”) and F&M Merger Sub 1 Inc., a Delaware corporation (“Merger Sub”), pursuant to which Merger Sub would merge with SPAC (the “Merger”), with the SPAC surviving the Merger (as such surviving corporation, the “Surviving Corporation”), and would have become a direct subsidiary of F&M (collectively, the “Business Combination”).

On September 26, 2025, SPAC, F&M, Merger Sub and 2744026 Alberta Ltd., a corporation incorporated under the laws of the Province of Alberta (the “Company”), entered into an amendment to the Business Combination Agreement (the “Business Combination Agreement Amendment”), pursuant to which (i) F&M assigned to the Company, and the Company assumed, all of F&M’s rights and obligations under the Business Combination Agreement, (ii) Merger Sub will be replaced by a new subsidiary entity formed by the Company in Delaware, (iii) the Outside Date (as defined in the Business Combination Agreement) is extended by one year to December 31, 2026, and (iv) certain other technical and conforming changes were made to reflect the new structure and parties. The material terms of the Business Combination otherwise remain unchanged.

The Business Combination Agreement Amendment has been unanimously approved by the independent directors of the SPAC.

The foregoing description of the Business Combination and the Business Combination Agreement Amendment does not purport to be complete and is qualified in its entirety by the terms and conditions of the actual agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K (this “Form 8-K”). Papaya stockholders, warrant holders and other interested parties are urged to read such agreements in their entirety. Capitalized terms used below and not otherwise defined herein have the meanings assigned to them in the Business Combination Agreement Amendment.

Related Agreements

This section describes the material provisions of certain additional agreements entered into pursuant to or in connection with the Business Combination Agreement Amendment (the “Related Agreements”), but does not purport to describe all of the terms thereof. The following summary is qualified in its entirety by reference to the complete text of each of the Related Agreements, copies of each of which are filed as exhibits to this Form 8-K. Stockholders and other interested parties are urged to read such Related Agreements in their entirety. Unless otherwise defined herein, the capitalized terms used below are defined in the respective Related Agreement

Release Agreement

In connection with the foregoing, SPAC, F&M and Merger Sub entered into a Release Agreement dated September 26, 2025 (the “Release Agreement”), pursuant to which each party mutually released the others and their respective affiliates, officers, directors, employees, agents, and representatives from any and all claims, liabilities, and obligations arising out of or relating to the Business Combination Agreement and its performance, non-performance, or termination through the effective date of the Release Agreement.

The foregoing description of the Release Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the actual agreement, a copy of which is filed as Exhibit 10.1 hereto.

Sponsor Support and Exchange Agreement

Concurrently with the execution and delivery of the Business Combination Agreement Amendment, SPAC, Papaya Growth Opportunity I Sponsor, LLC, a Delaware limited liability company (the “Sponsor”), F&M and the Company entered into an Amendment to the Sponsor Support and Exchange Agreement, dated as of April 21, 2025 (the “Sponsor Amendment”), pursuant to which (i) F&M assigned to the Company, and the Company assumed, all of F&M’s rights and obligations under such agreement and (ii) certain other conforming changes were made to such agreement.

The foregoing description of the Sponsor Amendment does not purport to be complete and is qualified in its entirety by the terms and conditions of the actual agreement, a copy of which is filed as Exhibit 10.2 hereto.

Item 1.02

Termination of Company Shareholder Support Agreement

Concurrently with the execution and delivery of the Business Combination Agreement Amendment, SPAC, F&M, and the shareholders of F&M party thereto entered into a Termination Agreement (the “Termination Agreement”), pursuant to which the Company Shareholder Support Agreement, dated as of April 21, 2025 (the “Support Agreement”) was terminated in full and is of no further force or effect, with no further obligations among the parties thereto.

The foregoing description of the Termination Amendment does not purport to be complete and is qualified in its entirety by the terms and conditions of the actual agreement, a copy of which is filed as Exhibit 10.3 hereto.

Additional Information and Where to Find It

This Current Report on Form 8-K relates to the Business Combination, but does not contain all the information that should be considered concerning the Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. The Company intends to file with the SEC a registration statement on Form F-4 relating to the Business Combination that will include a proxy statement of SPAC and a prospectus of the Company. When available, the definitive proxy statement/prospectus and other relevant materials will be sent to all SPAC stockholders as of a record date to be established for voting on the Business Combination Agreement, the Merger, the other transactions included in the Business Combination. SPAC also will file other documents regarding the Business Combination with the SEC. Before making any voting decision, investors and securities holders of SPAC are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the Business Combination as they become available because they will contain important information about SPAC, the Company and the Business Combination.

Investors and securities holders will be able to obtain free copies of the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by SPAC through the website maintained by the SEC at www.sec.gov.

Participants in Solicitation

SPAC and the Company and their respective directors and officers may be deemed to be participants in the solicitation of proxies from SPAC’s stockholders in connection with the Business Combination. Information about SPAC’s directors and executive officers and their ownership of SPAC’s securities is set forth in SPAC’s filings with the SEC, including SPAC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on April 15, 2025. To the extent that such persons’ holdings of SPAC’s securities have changed since the amounts disclosed in SPAC’s Annual Report on Form 10-K, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the names and interests in the Merger and Business Combination of SPAC’s and the Company’s respective directors and officers and other persons who may be deemed participants in the Business Combination may be obtained by reading the proxy statement/prospectus regarding the Business Combination when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws with respect to the Business Combination between SPAC and the Company, including statements regarding the anticipated benefits of the transaction, the Company or SPAC’s expectations concerning the outlook for the Company’s business, productivity, plans and goals for product launches, deliveries and future operational improvement and capital investments, operational performance, future market conditions or economic performance and developments in the capital and credit markets and expected future financial performance, as well as any information concerning possible or assumed future results of operations of the Surviving Corporation. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are their managements’ current predictions, projections and other statements about future events that are based on current expectations and assumptions available to the Company and the SPAC, and, as a result, are subject to risks and uncertainties. Any such expectations and assumptions, whether or not identified in this document, should be regarded as preliminary and for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; (2) the outcome of any legal proceedings that may be instituted against SPAC, the Surviving Corporation or others following the announcement of the Business Combination and the Business Combination Agreement; (3) the amount of redemption requests made by SPAC public stockholders and the inability to complete the Business Combination due to the failure to obtain approval of the stockholders of SPAC, to obtain financing to complete the Business Combination or to satisfy other conditions to closing and; (4) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (5) the ability to meet stock exchange listing standards in connection with or following the consummation of the Business Combination; (6) the risk that the Business Combination disrupts current plans and operations of the Company as a result of the announcement and consummation of the Business Combination; (7) the ability to recognize the anticipated benefits of the Business Combination; (8) costs related to the Business Combination; (9) risks associated with changes in laws or regulations applicable to the Company’s diverse business lines and the Company’s international operations; (10) the possibility that the Company or the Surviving Corporation may be adversely affected by other economic, geopolitical, business, and/or competitive factors; (11) the Company’s ability to anticipate trends and respond to changing customer preferences for fashion, arts and entertainment content and for lodging; and (12) negative perceptions or publicity of the brands of the Company. The foregoing list of factors is not exhaustive. Forward-looking statements are not guarantees of future performance. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Company’s registration statement on Form F-4 to be filed by the Company with the SEC, and other documents filed by the Company and/or SPAC from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and all forward-looking statements in this document are qualified by these cautionary statements. The Company and SPAC assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except to the extent required by applicable law. Neither the Company nor SPAC gives any assurance that either the Company or SPAC will achieve its expectations. The inclusion of any statement in this communication does not constitute an admission by the Company or SPAC or any other person that the events or circumstances described in such statement are material. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of SPAC’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, the registration statement on Form F-4 and proxy statement/prospectus discussed above and other documents filed by SPAC from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially adversely from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Company and SPAC assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Company nor SPAC gives or can give any assurance that either Company or SPAC will achieve its expectations.

No Offer or Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of SPAC, Company, or Merger Sub, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or exemptions therefrom.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1	Amendment No. 1 to Business Combination Agreement, dated September 26, 2025, by and among SPAC, F&M, Merger Sub and Company.
10.1	Release Agreement, dated as of September 26, 2025, by and among SPAC, F&M and Merger Sub.
10.2	Amendment No. 1 to Sponsor Support and Exchange Agreement, dated as of September 26, 2025, by and among SPAC, Sponsor, F&M, Company and Merger Sub.
10.3	Termination Agreement, dated as of September 26, 2025, by and among SPAC, F&M and the shareholders party thereto.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAPAYA GROWTH OPPORTUNITY CORP. I

By:	/s/ Clay Whitehead
Name:	Clay Whitehead
Title:	Chief Executive Officer

Dated: October 2, 2025